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                   Supplement dated November 19, 2001 to the
  Statement of Additional Information for Pacific Funds dated October 1, 2001


     This supplement amends the Fund's Statement of Additional Information to reflect the following:

Under ORGANIZATION AND MANAGEMENT OF THE FUND, Fund Management Agreements, the following amendments are made to page 51:

     The third paragraph is amended:

     (a) by deleting "7800 East Union Avenue" in the first sentence; and

     (b) by inserting "4350 South Monaco Street" in the first sentence.

     The fifth paragraph is amended by deleting the second sentence and replacing it with the following:

     For the services provided, Pacific Life pays a monthly fee to Janus with respect to each Fund based on an annual percentage of the combined average daily net assets of the PF Janus Strategic Value Fund and the Strategic Value Portfolio of the Pacific Select Fund, and the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund, respectively, according to the following schedule: